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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Act of 1934, as amended.

         Date of Report (Date of earliest event reported): May 13, 2004

                                 PARENTECH, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                     001-15591                94-3353519
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)


             777 SOUTH HIGHWAY 101, SUITE 215 SOLANA BEACH,         CA 92075
             ----------------------------------------------         --------
               (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (858) 847-9000
                                                           ---------------

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)





       Copies of all communications, including all communications sent to the agent for service, should be sent to:

                         Joseph I. Emas, Attorney at Law
                             1224 Washington Avenue
                           Miami Beach, Florida 33139
                             Telephone: 305.531.1174


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On May 13, 2004, we completed our acquisition of Source Atlantic, Inc., a Delaware corporation, pursuant to an Agreement and Plan of Merger and Reorganization, the form of which is attached as Exhibit 2.1 hereto. At the effective time of the merger, Source Atlantic, Inc., will be merged with and into our wholly owned subsidiary, Source Atlantic Acquisition Corp, with Source Atlantic Acquisition Corp, being the surviving entity in the merger. Source Atlantic Acquisition Corp. shall then be merged with and into our company, the separate corporate existence of Source Atlantic Acquisition Corp. shall cease and we shall continue as the surviving corporation.

All of the outstanding shares of Source Atlantic, Inc. common stock shall be converted by virtue of the merger at the Effective Date into an equal number of our common stock (the "Merger Securities"). On or before the Effective Date, each Shareholder of Source Atlantic, Inc. shall surrender their outstanding shares of Source Atlantic, Inc. common stock existing immediately prior to the Effective Date. Until so surrendered, any outstanding certificates or other documentation which, prior to the Effective Date represented outstanding shares of Source Atlantic, Inc. common stock, shall be deemed for all corporate purposes to be surrendered. Upon such surrender, shares of Source Atlantic, Inc. common stock so surrendered shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist. All of the Merger Securities shall be converted by virtue of the merger immediately after the Effective Date into, in the aggregate, shares of our common stock and shall be retired. The separate existence and corporate organization of Coach Acquisition Sub, Inc., except insofar as it may be continued by statute, shall cease immediately after the Effective Date.

The foregoing description of the Agreement and Plan of Merger is qualified in its entirety by reference to the Agreement and Plan of Merger, the form of which is attached as Exhibit 2.1 hereto and incorporated herein by reference. This report contains forward-looking statements as the term is defined in the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as "may", "will", "should", "expects", "plans", "anticipates", "believes", "estimates", "predicts", "potential" or "continue" or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. For a list and descriptions of such risks and uncertainties, see the reports filed by us with the Securities and Exchange Commission.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)   Financial statements of business acquired.

The financial statements required by this Item 7(a) will be filed by amendment to this Form 8-K within the period permitted by Item 7(a)(4) of Form 8-K.

(b) Pro Forma financial information

The pro forma financial information required by this Item 7(b) will be filed by amendment to this Form 8-K within the period permitted by Item 7(a)(4) of Form 8-K.

(c)  Exhibits

       Exhibits    Description

          2.1 Agreement and Plan of Merger and Reorganization by and between Source Atlantic, Inc., Source Atlantic Acquisition Corp and Parentech, Inc, dated May 13, 2004.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



May 13, 2004     /s/ Scott Landow
                 Scott Landow,
                 Chief Executive Officer and Chairman of the Board of Directors
                 (PRINCIPAL EXECUTIVE OFFICER)